Exhibit 99.1

N E W S  R E L E A S E

FOR IMMEDIATE RELEASE	Contact:	Steven E. Nielsen, President and CEO H. Andrew DeFerrari, Senior Vice President and CFO Callie A. Tomasso, Investor Relations (561) 627-7171

May 25, 2021
DYCOM INDUSTRIES, INC. ANNOUNCES FISCAL 2022 FIRST QUARTER RESULTS

Palm Beach Gardens, Florida, May 25, 2021 - Dycom Industries, Inc. (NYSE: DY) announced today its results for the first quarter ended May 1, 2021.

First Quarter Fiscal 2022 Highlights

•Contract revenues of $727.5 million for the quarter ended May 1, 2021, compared to $814.3 million for the quarter ended April 25, 2020. Contract revenues decreased 11.1% on an organic basis after excluding $3.9 million in contract revenues from storm restoration services for the quarter ended May 1, 2021.

•Non-GAAP Adjusted EBITDA of $44.1 million, or 6.1% of contract revenues, for the quarter ended May 1, 2021, compared to $69.9 million, or 8.6% of contract revenues, for the quarter ended April 25, 2020.

•On a GAAP basis, net income was $0.9 million, or $0.03 per common share diluted, for the quarter ended May 1, 2021, compared to net loss of $32.4 million, or a loss of $1.03 per common share, for the quarter ended April 25, 2020. Non-GAAP Adjusted Net Loss was $1.2 million, or a loss of $0.04 per common share, for the quarter ended May 1, 2021, compared to Non-GAAP Adjusted Net Income of $11.4 million, or $0.36 per Non-GAAP Adjusted Diluted Share, for the quarter ended April 25, 2020.

•The Company issued $500.0 million in aggregate principal amount of 4.50% senior notes due April 2029 (the “2029 Notes”), amended its senior credit facility to extend the maturity to April 2026 and resize capacity, and, with a portion of the net proceeds from the 2029 Notes offering and available cash, repaid $105.0 million of revolver borrowings and $71.9 million of term loan borrowings.

•The Company ended the quarter with cash and equivalents of $330.6 million, no outstanding borrowings on its revolving line of credit, $350.0 million of Term Loan outstanding, $58.3 million aggregate principal amount of 0.75% convertible senior notes due September 2021 (the “2021 Convertible Notes”) outstanding, and $500.0 million aggregate principal amount of 2029 Notes outstanding.

Outlook

For the quarter ending July 31, 2021, the Company expects contract revenues to range from in-line to modestly lower and Non-GAAP Adjusted EBITDA as a percentage of contract revenues to decrease as compared to the quarter ended July 25, 2020. For additional information regarding the Company’s outlook, please see the presentation materials available on the Company’s website posted in connection with the conference call discussed below.

Use of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, the Company may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. See Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures in the press release tables that follow.

Conference Call Information and Other Selected Data

The Company will host a conference call to discuss fiscal 2022 first quarter results on Tuesday, May 25, 2021 at 9:00 a.m. Eastern time. A live webcast of the conference call and related materials will be available on the Company’s Investor Center website at https://ir.dycomind.com. Parties interested in participating via telephone should dial (833) 519-1313 (United States) or (914) 800-3879 (International) with the conference ID 8191188, ten minutes before the conference call begins. For those who cannot participate at the scheduled time, a replay of the live webcast and the related materials will be available at https://ir.dycomind.com for approximately 120 days following the event.

About Dycom Industries, Inc.

Dycom is a leading provider of specialty contracting services throughout the United States. These services include program management; planning; engineering and design; aerial, underground, and wireless construction; maintenance; and fulfillment services for telecommunications providers. Additionally, Dycom provides underground facility locating services for various utilities, including telecommunications providers, and other construction and maintenance services for electric and gas utilities.

Forward Looking Information

This press release contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These
statements include those related to the outlook for the quarter ending July 31, 2021 found under the “Outlook” section of this release. These statements are subject to change. Forward-looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include the projected impact of COVID-19 on the Company’s business operating results, cash flows and/or financial condition and the impacts of the measures the Company has taken in response to COVID-19, the Company’s ability to effectively execute its business and capital plans, business and economic conditions and trends in the telecommunications industry affecting the Company’s customers, customer capital budgets and spending priorities, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the related impact to the Company’s backlog from project cancellations, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, the Company’s ability to generate sufficient cash to service its indebtedness, restrictions imposed by the Company’s credit agreement, and the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements.

---Tables Follow---

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
Unaudited

	May 1, 2021	January 30, 2021
ASSETS
Current assets:
Cash and equivalents	$330,615	$11,770
Accounts receivable, net	867,545	858,123
Contract assets	177,212	197,110
Inventories	71,059	70,849
Income tax receivable	3,607	1,706
Other current assets	48,012	29,072
Total current assets	1,498,050	1,168,630

Property and equipment, net	273,503	273,960
Operating lease right-of-use assets	67,045	63,179
Goodwill and other intangible assets, net	387,132	391,807
Other assets	37,287	46,589
Total assets	$2,263,017	$1,944,165

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$171,013	$158,966
Current portion of debt	61,522	81,722
Contract liabilities	18,833	14,101
Accrued insurance claims	43,444	41,736
Operating lease liabilities	24,967	24,769
Income taxes payable	982	6,387
Other accrued liabilities	115,318	120,809
Total current liabilities	436,079	448,490

Long-term debt	835,178	501,562
Accrued insurance claims - non-current	62,361	70,224
Operating lease liabilities - non-current	41,034	38,359
Deferred tax liabilities, net - non-current	51,448	47,650
Other liabilities	26,964	26,572
Total liabilities	1,453,064	1,132,857

Total stockholders’ equity	809,953	811,308
Total liabilities and stockholders’ equity	$2,263,017	$1,944,165

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except share amounts)
Unaudited

	Quarter	Quarter
	Ended	Ended
	May 1, 2021	April 25, 2020
Contract revenues	$727,497	$814,322

Costs of earned revenues, excluding depreciation and amortization	620,011	680,206
General and administrative[1]	67,011	65,887
Depreciation and amortization	39,079	45,871
Goodwill impairment charge[2]	—	53,264
Total	726,101	845,228

Interest expense, net[3]	(5,877)	(12,457)
(Loss) gain on debt extinguishment[4]	(62)	12,504
Other income, net	2,717	1,118
Loss before income taxes	(1,826)	(29,741)

(Benefit) provision for income taxes[5]	(2,724)	2,677

Net income (loss)	$898	$(32,418)

Earnings (loss) per common share:

Basic earnings (loss) per common share	$0.03	$(1.03)

Diluted earnings (loss) per common share	$0.03	$(1.03)

Shares used in computing earnings (loss) per common share:
Basic	30,675,625	31,603,498

Diluted[6]	31,299,469	31,603,498

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES
(Dollars in thousands)
Unaudited

CONTRACT REVENUES, NON-GAAP ORGANIC CONTRACT REVENUES, AND DECLINE %’s

	Contract Revenues - GAAP	Revenues from storm restoration services	Non-GAAP - Organic Contract Revenues	GAAP - Organic Decline %	Non-GAAP - Organic Decline %
Quarter Ended May 1, 2021	$727,497	$(3,869)	$723,628	(10.7)%	(11.1)%

Quarter Ended April 25, 2020	$814,322	$—	$814,322

NET INCOME (LOSS) AND NON-GAAP ADJUSTED EBITDA

	Quarter	Quarter
	Ended	Ended
	May 1, 2021	April 25, 2020
Reconciliation of net income (loss) to Non-GAAP Adjusted EBITDA:
Net income (loss)	$898	$(32,418)
Interest expense, net	5,877	12,457
(Benefit) provision for income taxes	(2,724)	2,677
Depreciation and amortization	39,079	45,871
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	43,130	28,587
Gain on sale of fixed assets	(2,852)	(1,788)
Stock-based compensation expense	3,740	2,322
Loss (gain) on debt extinguishment[4]	62	(12,504)
Goodwill impairment charge[2]	—	53,264
Non-GAAP Adjusted EBITDA	$44,080	$69,881
Non-GAAP Adjusted EBITDA % of contract revenues	6.1%	8.6%

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES (CONTINUED)
(Dollars in thousands, except share amounts)
Unaudited

NET INCOME (LOSS), NON-GAAP ADJUSTED NET (LOSS) INCOME, DILUTED EARNINGS (LOSS) PER COMMON SHARE, AND NON-GAAP ADJUSTED DILUTED (LOSS) EARNINGS PER COMMON SHARE, AND NON-GAAP ADJUSTED DILUTED SHARES

	Quarter	Quarter
	Ended	Ended
	May 1, 2021	April 25, 2020
Reconciliation of net income (loss) to Non-GAAP Adjusted Net (Loss) Income:
Net income (loss)	$898	$(32,418)

Pre-Tax Adjustments:
Non-cash amortization of debt discount on 2021 Convertible Notes	663	4,341
Loss (gain) on debt extinguishment[4]	62	(12,504)
Goodwill impairment charge[2]	—	53,264

Tax Adjustments:
Tax impact for the vesting and exercise of share-based awards	(2,633)	450
Tax effect from net operating loss carryback under enacted CARES Act[5]	—	(2,631)
Tax impact of pre-tax adjustments	(196)	896
Total adjustments, net of tax	(2,104)	43,816

Non-GAAP Adjusted Net (Loss) Income	$(1,206)	$11,398

Reconciliation of diluted earnings (loss) per common share to Non-GAAP Adjusted Diluted (Loss) Earnings per Common Share:
GAAP earnings (loss) per common share	$0.03	$(1.03)
Total adjustments, net of tax	(0.07)	1.39
Non-GAAP Adjusted Diluted (Loss) Earnings per Common Share	$(0.04)	$0.36

Shares used in computing Non-GAAP Adjusted Diluted (Loss) Earnings per Common Share:
GAAP Diluted Shares	31,299,469	31,603,498
Adjustment for dilutive common stock equivalents[6]	(623,844)	163,118
Shares used in computing Non-GAAP Adjusted Diluted (Loss) Earnings per Common Share	30,675,625	31,766,616

Amounts in table above may not add due to rounding.

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO COMPARABLE GAAP FINANCIAL MEASURES (CONTINUED)

Explanation of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used as follows:

•Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods, excluding contract revenues from storm restoration services. Non-GAAP Organic Contract Revenue decline is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year periods. Management believes organic decline is a helpful measure for comparing the Company’s revenue performance with prior periods.

•Non-GAAP Adjusted EBITDA - net income (loss) before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates.

•Non-GAAP Adjusted Net (Loss) Income - GAAP net income (loss) before the non-cash amortization of the debt discount and the related tax impact, certain tax impacts resulting from vesting and exercise of share-based awards, and certain non-recurring items. Management believes Non-GAAP Adjusted Net (Loss) Income is a helpful measure for comparing the Company’s operating performance with prior periods.

•Non-GAAP Adjusted Diluted (Loss) Earnings per Common Share and Non-GAAP Adjusted Diluted Shares - Non-GAAP Adjusted Net (Loss) Income divided by Non-GAAP Adjusted Diluted Shares outstanding. Non-GAAP Adjusted Diluted Shares used in the computation of Non-GAAP Adjusted Diluted (Loss) Earnings per Common Share is adjusted for common stock equivalents related to share-based awards in where their effect would be anti-dilutive.

Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net (Loss) Income and Non-GAAP Adjusted Diluted (Loss) Earnings per Common Share:

•Non-cash amortization of debt discount on 2021 Convertible Notes - The Company’s 2021 Convertible Notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the 2021 Convertible Notes represents a debt discount. The debt discount is being amortized over the term of the 2021 Convertible Notes but does not result in periodic cash interest payments. The Company excludes the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the 2021 Convertible Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results.

•Goodwill impairment charge - During the quarter ended April 25 2020, the Company incurred a goodwill impairment charge of $53.3 million for a reporting unit that performs installation services inside third party premises. Management believes excluding the goodwill impairment charge from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company’s current financial performance and provides management with a consistent measure for assessing the current and historical financial results.

•Loss (gain) on debt extinguishment - During the quarter ended May 1, 2021, the Company recognized a loss on debt extinguishment of $0.1 million in connection with the amendment and restatement of its credit agreement maturing in April 2026. During the quarter ended April 25, 2020, the Company recognized a gain on debt extinguishment of $12.5 million in connection with its purchase of $167.0 million aggregate principal amount of the Company’s 2021 Convertible Notes for $147.0 million, including interest and fees. Management believes excluding the gain on debt extinguishment from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company’s current financial performance and provides management with a consistent measure for assessing the current and historical financial results.

•Tax impact of the vesting and exercise of share-based awards - The Company excludes certain tax impacts resulting from the vesting and exercise of share-based awards as these amounts may vary significantly from period to period. Excluding these amounts from the Company’s Non-GAAP financial measures provides management with a more consistent measure for assessing financial results.

•Tax effect from a net operating loss carryback under enacted CARES Act - During the quarter ended April 25, 2020, the Company recognized an income tax benefit of $2.6 million from a net operating loss carryback under the enacted U.S. Coronavirus Aid, Relief, and Economic Security (“CARES”) Act. The Company excludes this impact because the Company believes it is not indicative of the Company’s underlying results or ongoing operations.

•Tax impact of pre-tax adjustments - The tax impact of pre-tax adjustments reflects the Company’s estimated tax impact of specific adjustments and the effective tax rate used for financial planning for the applicable period.

Notes

1 Includes stock-based compensation expense of $3.7 million and $2.3 million for the quarters ended May 1, 2021 and April 25, 2020, respectively.
2 The Company incurred a goodwill impairment charge of $53.3 million during the quarter ended April 25, 2020 for a reporting unit that performs installation services inside third party premises.
3 Includes pre-tax interest expense for non-cash amortization of the debt discount associated with the 2021 Convertible Notes of $0.7 million and $4.3 million for the quarters ended May 1, 2021 and April 25, 2020, respectively.
4 During the quarter ended May 1, 2021 the Company recognized a loss on debt extinguishment of $0.1 million in connection with the amendment and restatement of its credit agreement maturing in April 2026. Additionally, during the quarter ended April 25, 2020, the Company purchased $167.0 million aggregate principal amount of its 2021 Convertible Notes for $147.0 million, including interest and fees. The purchase price was allocated between the debt and equity components of the 2021 Convertible Notes. Based on the net carrying amount of the 2021 Convertible Notes, the Company recognized a net gain on debt extinguishment of $12.5 million after the write-off of associated debt issuance costs. The Company also recognized the equity component of the settlement of the 2021 Convertible Notes.
5 For the quarters ended May 1, 2021 and April 25, 2020 the (benefit) provision for income taxes includes $2.6 million of income tax benefit and $0.5 million of income tax expense, respectively, for the vesting and exercise of share-based awards. Additionally, for the quarter ended April 25, 2020, the Company recognized an income tax benefit of $2.6 million from a net operating loss carryback under the enacted CARES Act.
6 For the quarter ended May 1, 2021, shares used in the calculation of GAAP diluted earnings per common share include the dilutive impact of common stock equivalents related to share-based awards. For the calculation of Non-GAAP Adjusted Loss per Common Share, common stock equivalents related to share-based awards are excluded as their effect would be anti-dilutive.
For the quarter ended April 25, 2020 shares used in the calculation of GAAP loss per common share, exclude common stock equivalents related to share-based awards as their effect would be anti-dilutive. Shares used in the calculation of Non-GAAP Adjusted Diluted Earnings per Common Share include the dilutive impact of common stock equivalents related to share-based awards.